                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K\A
                                 CURRENT REPORT
                                 AMENDMENT NO. 1


                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 27, 1999


                             SUNDERLAND CORPORATION


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                000-24803                          52-2102142
         (Commission File Number)      (IRS Employer Identification No.)


          (Address of Principal Executive Offices, Including Zip Code)

                 2901 El Camino Avenue, Las Vegas, Nevada 89102


              (Registrant's Telephone Number, Including Area Code)
                                 (702) 227-0965


         The undersigned hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated May 5, 1999 as set forth in the pages attached hereto.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

                             DEL MAR MORTGAGE, INC.



                                TABLE OF CONTENTS

                                                                           PAGE
Report of Independent Certified Public Accountants                           1

Financial Statements:

         Balance Sheets - December 31, 1998 and 1997                         2

         Statements of Operations for the Years Ended
            December 31, 1998 and 1997                                       3

          Statements of Stockholder's Equity for the Years
            Ended December 31, 1998 and 1997                                 4

         Statements of Cash Flows for the Years Ended
           December  31, 1998 and 1997                                       5

         Notes to Financial Statements                                    6 - 10

                                --------------

                                  [LETTERHEAD]


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
Del Mar Mortgage, Inc.
Las Vegas, Nevada


We have audited the accompanying balance sheets of Del Mar Mortgage, Inc. as of December 31, 1998 and 1997, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Del Mar Mortgage, Inc. as of December 31, 1998 and 1997, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.




                                                 /s/ Hansen, Barnett & Maxwell
                                                 -----------------------------
                                                   HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
April 9, 1999

                             DEL MAR MORTGAGE, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                         1998               1997
                                                                              ---------------     --------------
                                     ASSETS
CURRENT ASSETS
      Cash                                                                    $       102,816     $      191,141
      Cash held in trust                                                              421,622          5,570,639
      Accounts receivable, net of allowances of
         $219,000 and $8,000, respectively                                            401,526            104,281
      Trust accounts receivable                                                     1,009,410                 --
      Due from related party                                                               --                983
                                                                              ---------------     --------------
           TOTAL CURRENT ASSETS                                                     1,935,374          5,867,044
                                                                              ---------------     --------------

PROPERTY AND EQUIPMENT
      Furniture and equipment                                                          58,118             57,623
      Leasehold improvements                                                            1,754              1,754
                                                                              ---------------     --------------
                                                                                       59,872             59,377
      Less: Accumulated depreciation                                                   22,319             11,152
                                                                              ---------------     --------------
           TOTAL PROPERTY AND EQUIPMENT                                                37,553             48,225
                                                                              ---------------     --------------

TOTAL ASSETS                                                                  $     1,972,927     $    5,915,269
                                                                              ---------------     --------------
                                                                              ---------------     --------------


                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
      Accounts payable and accrued expenses                                   $        34,701     $       33,173
      Due to related party                                                                --             159,404
      Current portion of capital lease obligations                                      4,103              5,652
      Trust liabilities                                                             1,431,032          5,570,639
                                                                              ---------------     --------------
           TOTAL CURRENT LIABILITIES                                                1,469,836          5,768,868
                                                                              ---------------     --------------

LONG-TERM PORTION OF CAPITAL LEASE OBLIGATIONS                                         13,718             15,932
                                                                              ---------------     --------------
           TOTAL LIABILITIES                                                        1,483,554          5,784,800
                                                                              ---------------     --------------

COMMITMENTS AND CONTINGENCIES                                                              --                  --

STOCKHOLDER'S EQUITY
      Common stock - no par value, authorized, issued
         and outstanding - 2,500 shares                                                 2,500              2,500
      Accumulated earnings                                                            486,873            127,969
                                                                              ---------------     --------------
           TOTAL STOCKHOLDER'S EQUITY                                                 489,373            130,469
                                                                              ---------------     --------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                    $     1,972,927     $    5,915,269
                                                                              ---------------     --------------
                                                                              ---------------     --------------


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                             1998               1997
                                                                  ---------------    ---------------
REVENUES
      Construction loan origination and servicing fees            $     5,181,148    $     3,714,196
      Single family residence loan origination fees                       251,458            712,082
      Extension fees                                                    1,084,451            372,105
      Miscellaneous fees                                                    9,199              7,984
                                                                  ---------------    ---------------

           TOTAL REVENUES                                               6,526,256          4,806,367
                                                                  ---------------    ---------------

COST OF REVENUES
      Referral fees - related party                                            --          1,536,452
      Loan processing costs                                               335,679             43,989
                                                                  ---------------    ---------------

           TOTAL COST OF REVENUES                                         335,679          1,580,441
                                                                  ---------------    ---------------

GROSS PROFIT                                                            6,190,577          3,225,926

ADVERTISING, GENERAL AND ADMINISTRATIVE EXPENSES
      Advertising                                                         536,077            642,558
      General and administrative                                        3,421,660          2,653,019
                                                                  ---------------    ---------------

           TOTAL ADVERTISING, GENERAL AND
              ADMINISTRATIVE EXPENSES                                   3,957,737          3,295,577
                                                                  ---------------    ---------------

Income (loss) from continuing operations                                2,232,840            (69,651)

OTHER INCOME
      Interest income                                                     339,273             70,932
                                                                  ---------------    ---------------

Income Before Provision for Income Taxes                                2,572,113              1,281

Provision for Income Taxes                                                     --              1,513

                                                                  ---------------    ---------------
NET INCOME (LOSS)                                                 $     2,572,113    $          (232)
                                                                  ===============    ===============


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                COMMON STOCK
                                                      ---------------------------------                          TOTAL
                                                         NUMBER OF                         ACCUMULATED       STOCKHOLDER'S
                                                          SHARES             AMOUNT          EARNINGS            EQUITY
                                                      ---------------    -------------    --------------    -------------
BALANCE - DECEMBER 31, 1996                                     2,500    $       2,500    $      128,201    $     130,701

Net Loss                                                           --               --              (232)            (232)
                                                      ---------------    -------------    --------------    -------------

BALANCE - DECEMBER 31, 1997                                     2,500            2,500           127,969          130,469

Distribution to shareholder                                       --               --         (2,213,209)      (2,213,209)

Net Income                                                        --               --          2,572,113        2,572,113
                                                      ---------------    -------------    --------------    -------------

BALANCE - DECEMBER 31, 1998                                     2,500    $       2,500    $      486,873    $     489,373
                                                      ---------------    -------------    --------------    -------------
                                                      ---------------    -------------    --------------    -------------




   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                         1998               1997
                                                                              ---------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income (loss)                                                       $     2,572,113     $         (232)
      Adjustments to reconcile net income (loss) to
         net cash provided (used) by operating activities:
           Depreciation                                                                11,167              7,690
      Changes in operating assets and liabilities:
           Increase in accounts receivable                                           (297,245)           (70,403)
           (Increase) decrease in due from related party                           (2,212,226)            49,017
           Increase (decrease) in accounts payable and
              accrued expenses                                                          1,528            (32,426)
           Increase (decrease) in due to related party                               (159,404)           159,404
                                                                              ---------------     --------------

           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                           (84,067)           113,050
                                                                              ---------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of furniture and equipment                                                (495)           (13,175)
                                                                              ---------------     --------------

           NET CASH USED BY INVESTING ACTIVITIES                                         (495)           (13,175)
                                                                              ---------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Payments on capital lease obligations                                            (3,763)              (843)
                                                                              ---------------     --------------

           NET CASH USED BY FINANCING ACTIVITIES                                       (3,763)              (843)
                                                                              ---------------     --------------

NET INCREASE (DECREASE) IN CASH                                                       (88,325)            99,032

CASH, BEGINNING BALANCE                                                               191,141             92,109
                                                                              ---------------     --------------

CASH, ENDING BALANCE                                                          $       102,816     $      191,141
                                                                              ---------------     --------------
                                                                              ---------------     --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Cash paid during the year for:
           Income taxes                                                       $         1,513     $       23,746
                                                                              ---------------     --------------
                                                                              ---------------     --------------

In 1998, a receivable account, in the amount of $2,213,209, was distributed to the Company's sole shareholder and accounted for as a distribution of equity.

   The accompanying notes are an integral part of these financial statements.

                             DEL MAR MORTGAGE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION--Del Mar Mortgage, Inc. (the "Company") was incorporated in the State of Nevada in April 1995. The Company operates as a mortgage company licensed in the states of Nevada and Arizona. The Company is engaged in the origination, arrangement, and secondary purchase and sale of loans secured by real property. In addition, the Company services construction loans during the construction period which it has arranged for investor parties.

         GEOGRAPHIC CONCENTRATION -- Substantially all of the Company's operations are derived from Southern Nevada. Consequently, the Company's results of operations and financial condition are affected by general trends in the Southern Nevada economy and its commercial and residential real estate market.

         USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         REVENUE RECOGNITION -- The Company recognizes revenue primarily from loan origination fees, loan servicing fees, and extension fees. Loan origination fees are recorded as revenue at the close of escrow and reduced by direct loan origination costs, excluding loan processing costs, incurred to such loan origination activities. Loan servicing fees are recorded as revenue when such services are rendered. Servicing fees represent the interest spread between what is paid to the investor and what the borrower pays for the use of the money. This can vary from loan to loan. Extension fees are recorded as revenue at the extension grant date.

         EXPENSES -- Expenses incurred from cost of revenues, and general and administrative activities are recorded in the period incurred.

         CASH -- The Company invests its cash in high quality financial institutions, which at times may be in excess of the Federal Deposit Insurance Corporation insurance limits.

         PROPERTY AND EQUIPMENT -- Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of depreciable assets, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

         ADVERTISING COSTS -- Advertising costs incurred in the normal course of operations are expensed currently.

         INCOME TAXES-- The Company elected, during 1998, to convert from a C-Corporation to an S-Corporation for federal income tax purposes. As an S-Corporation, elements of income tax and expense are passed through to the stockholder to be included in his personal income tax return. Accordingly, no income tax effects are included in the 1998 financial statements.

         IMPAIRMENT OF LONG-LIVED ASSETS TO BE DISPOSED OF -- The Company adopted the provisions of SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, as of December 31, 1996. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations, or liquidity.

         RECENT ACCOUNTING PRONOUNCEMENTS -- In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in the financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations, or cash flows.

         RECLASSIFICATION -- Reclassifications were made to the Statement of Operations for the year ended December 31, 1997. This was done to correct a misclassification and had no effect on the net loss for the year ended December 31, 1997.

NOTE 2--ACCOUNTS RECEIVABLE

         The Company services loans which have been arranged for investor parties through a servicing agreement. The servicing agreement stipulates that all extension fees charged in behalf of the investors shall be retained by the Company as part of the loan service fees. Accounts receivable represent extension and loan origination fees earned but not yet funded.

NOTE 3--RELATED PARTY TRANSACTIONS

         The Company has an arrangement with a related party wholly-owned by the Company's sole shareholder, whereby, the related party paid certain expenses, such as processing payroll and other operating activities on behalf of the Company. The Company subsequently reimbursed the related party for such expenses paid in behalf of the Company. Total reimbursements paid to the related party for the years ended December 31, 1998 and 1997, totaled $3,088,542 and $1,977,794, respectively.

         During 1998, the Company accumulated balance due from a related party wholly-owned by the Company's shareholder totaling $2,213,209 for funds advances. At year-end the balances due from the related party were distributed to the Company's sole shareholder as a distribution of equity. As of December 31, 1997, the balance due from the related party entity totaled $983.

         In 1997, the Company paid referral fees on loans originated by the Company referred by a related party wholly-owned by the Company's sole shareholder. The referral fees range from 33% to 100% of the loan origination fee charged by the Company. Total payments for such fees for the year ended December 31, 1997 totaled $1,536,452.

         The Company and its employees participate in an employee savings and profit sharing plan (Plan) under section 401(k) of the Internal Revenue Code sponsored by an entity wholly-owned by the Company's sole shareholder. The Company may make discretionary contributions to this Plan on behalf of the employees. No discretionary contributions have been made by the Company for the years ended December 31, 1998 and 1997.

NOTE 4-CAPITAL LEASES

         The Company is obligated under various capital leases for certain equipment that expire at various dates over the next four years. Capital lease obligations totaling $17,821 require minimum monthly lease payments ranging from $71 to $400 with implicit interest rates of 9.50%.

         Future minimum capital lease obligations as of December 31, 1998 are as follows:

                               1999                                $       5,181
                               2000                                        5,652
                               2001                                        5,652
                               2002                                        4,777
                                                                   -------------
                                                                          21,262
               Less amount representing interest                           3,441
                                                                   -------------
                                                                          17,821
               Less current portion due                                    4,103
                                                                   -------------
               Long-term portion of capital lease obligations      $      13,718
                                                                   -------------
                                                                   -------------

         The carrying value of equipment leased under capital leases at December 31, 1998 and 1997 totals $16,403 and $22,427, respectively, which is net of accumulated depreciation of $5,924 and $1,439, respectively.

NOTE 5--LOANS SERVICED FOR OTHERS

         The Company services loans for others which are not shown on the balance sheet. The balance of these loans at December 31, 1998 and 1997 approximated $163,000,000 and $83,919,000, respectively. In connection with the loans serviced for others, amounts held in trust for undistributed principal and interest collections, and interest receivables for both investors and borrowers aggregated $1,431,032 and $5,570,639 at December 31, 1998 and 1997, respectively.

         Loans serviced for others include construction loans that are originated by the Company.

NOTE 6--COLLATERALIZED MORTGAGE OBLIGATIONS

         The Company offers High Yield Collateralized Mortgage obligation certificates (CMO's), collateralized by deeds of trust through a private placement offering limited to the state of Nevada for a maximum amount of $20,000,000. As of December 31, 1998, the Company has raised approximately $5,000,000 through this private placement offering which is not shown on the balance sheet. The Company had not yet offered the CMO's as of December 31, 1997. Even though the Company is the issuer, the assets and liabilities associated with the CMO's is not on the Company's balance sheet because the certificates do not give rise to any recourse liability to the Company and are secured solely by the Collateral Pool. They are accounted for as trust activities.

         The proceeds from this offering are used for the funding and acquisition of loans in accordance with the Indenture Agreement related to the offering or used in connection with loans held by the Indenture Trustee as part of the collateral pool (e.g., payments on senior encumbrances).

NOTE 7--FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities, approximate fair value because of the short-term maturity of these instruments.

NOTE 8--COMMITMENTS AND CONTINGENCIES

         LEASE COMMITMENTS -- The Company operates from a leased office facility under a noncancellable operating lease with a company owned by the Company's sole shareholder. The lease requires the Company to pay certain escalation clauses for real estate taxes, operating expense, usage and common area charges. Rent expense for leased office facility charged to operations for the year ended December 31, 1998 and 1997 approximated $159,000 and $43,000, respectively.

         Future minimum rental payments required under the operating lease for leased office facility as of December 31, 1998, are as follows:

                                  1999                            $     148,500
                                  2000                                   99,000
                                  2001                                   57,750
                                                                  -------------


                                        9

                  Total future minimum operating lease payments   $     305,250
                                                                  -------------
                                                                  -------------



         UNFUNDED LOAN COMMITMENTS -- The Company originated construction loans which are funded by investor parties based on scheduled draws. The future funding of these scheduled draws represent an unfunded loan commitment for the Company. As of December 31, 1998 and 1997, unfunded loan commitments approximated $6,113,000 and $34,721,000, respectively.

         LEGAL MATTERS -- The Company is involved in several legal matters arising in the ordinary course of business. Management is vigorously defending itself through its legal counsel. In one case, the party has claimed damages in excess of $790,000. The case is still in discovery. Losses, if any, that may be sustained are not presently determinable. The Company's president has agreed to indemnify the Company for any loss that may be incurred. Management believes that losses, if any, would not be material to the Company's financial position, results of operations or liquidity.

         On February 11, 1999, the State of Nevada, Department of business and Industry, Financial Institutions Division (the Division), issued an Order Taking Possession of Mortgage Companies, alleging certain violations of State statutes, and whereby the Division established a conservator to oversee the Company's operations. On February 16, 1999, the Company filed a complaint against the Division resulting from its actions. Negotiations between the Company and the Division were concluded on March 26, 1999 resulting in the dismissal of the order and the removal of the conservator.

         POTENTIAL MERGER OF BUSINESS -- Subsequent to the balance sheet date, the Company has entered into negotiations with Sunderland Acquisition Corporation, a public filing company, whereby the Company will exchange its assets for stock in the public company. Discussions are presently underway, and no agreement has yet been finalized.

         VOUCHER CONTROL SERVICE CONTRACT -- In August of 1998, the Company entered into a contract with Disbursement Management, Inc. (DMI) to provide construction voucher control services. The Company will pay monthly fees to DMI based upon the amount of disbursements for construction vouchers. The monthly fees range from a minimum of $26,500 to $35,000. The Company may terminate this contract any time after August of 1999. DMI will have the option of canceling the contract three years after its inception.

                                 CAPSOURCE, INC.



                                TABLE OF CONTENTS

                                                                          PAGE
Report of Independent Certified Public Accountants                          1

Financial Statements:

        Balance Sheets - December 31, 1998 and 1997                         2

        Statements of Income for the year ended December 31, 1998 and for the period April 30, 1997 (Date of Inception) through
           December 31, 1997
                                                                            3

        Statement of Stockholder's Equity for the period April 30,
           1997 (Date of Inception) through December 31, 1997
           and for the year ended December 31, 1998                         4

        Statements of Cash Flows for the year ended December 31, 1998 and for the period April 30, 1997
           (Date of Inception) through December 31, 1997                    5

Notes to Financial Statements                                              6-7


                                 --------------

                                  [LETTERHEAD]


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholder
CapSource, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheets of CapSource, Inc. as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity, and cash flows for the year ended December 31, 1998, and for the period April 30, 1997 (date of inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CapSource, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the period April 30, 1997 (date of inception) through December 31, 1997, and for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


                                             /s/ Hansen, Barnett & Maxwell
                                             -----------------------------
                                               HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
April 7, 1999

                                 CAPSOURCE, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997


                                     ASSETS

                                                                              1998                1997
                                                                     -------------      --------------
CURRENT ASSETS
       Cash                                                          $       9,747      $        5,991
                                                                     -------------      --------------

              TOTAL CURRENT ASSETS                                           9,747               5,991

PROPERTY AND EQUIPMENT
       Furniture and fixtures                                                  987                 987
       Office equipment                                                      2,770                 555
                                                                     -------------      --------------

              TOTAL PROPERTY AND EQUIPMENT                                   3,757               1,542

       Less: Accumulated depreciation                                         (829)                (77)
                                                                     -------------      --------------

              NET PROPERTY AND EQUIPMENT                                     2,928               1,465

COST OF MORTGAGE LICENSE, NET OF
 AMORTIZATION                                                                1,075               1,375
                                                                     -------------      --------------

              TOTAL ASSETS                                           $      13,750      $        8,831
                                                                     -------------      --------------
                                                                     -------------      --------------


                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES                                                             --                  --

STOCKHOLDER'S EQUITY
       Common stock - no par value;
         2,500 shares authorized; 100
         shares issued and outstanding                                       5,022               5,022
       Accumulated earnings                                                  8,728               3,809
                                                                     -------------      --------------

              TOTAL STOCKHOLDER'S EQUITY                                    13,750               8,831
                                                                     -------------      --------------


TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $      13,750      $        8,831
                                                                     -------------      --------------
                                                                     -------------      --------------


   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                              STATEMENTS OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
                FOR THE PERIOD APRIL 30, 1997 (DATE OF INCEPTION)
                            THROUGH DECEMBER 31, 1997

                                                                                           1998                1997
                                                                                  -------------      --------------
INCOME
       Brokerage fees                                                             $     213,764      $       37,424
       Other fees                                                                         3,285               4,700
       Interest Income                                                                    1,621                 --
                                                                                  -------------      --------------

              TOTAL INCOME                                                              218,670              42,124
                                                                                  -------------      --------------


EXPENSES
       Consulting and other                                                             186,356              30,235
       Referral fees                                                                      5,932                 250
       Rent                                                                               6,962               3,388
       Other General and administrative expenses                                         14,501               4,442
                                                                                  -------------      --------------

              TOTAL EXPENSES                                                            213,751              38,315
                                                                                  -------------      --------------

NET INCOME                                                                        $       4,919      $        3,809
                                                                                  -------------      --------------
                                                                                  -------------      --------------


   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                        STATEMENT OF STOCKHOLDER'S EQUITY
                FOR THE PERIOD APRIL 30, 1997 (DATE OF INCEPTION)
                      THROUGH DECEMBER 31, 1997 AND FOR THE
                          YEAR ENDED DECEMBER 31, 1998


                                                                    COMMON STOCK
                                                                ----------------------                               TOTAL
                                                                                               ACCUMULATED   STOCKHOLDER'S
                                                                 SHARES         AMOUNT            EARNINGS          EQUITY
                                                                --------   -----------    ----------------  --------------
BALANCE - APRIL 30, 1997                                            --     $       --     $            --   $          --

Common stock issued for cash                                        100          5,022                 --           5,022

Net income                                                          --             --                3,809          3,809
                                                          -------------    -----------    ----------------  -------------

BALANCE - DECEMBER 31, 1997                                         100    $     5,022    $          3,809  $       8,831

Net income                                                          --             --                4,919          4,919
                                                          -------------    -----------    ----------------  -------------

BALANCE - DECEMBER 31, 1998                                         100    $     5,022    $          8,728  $      13,750
                                                          -------------    -----------    ----------------  -------------
                                                          -------------    -----------    ----------------  -------------

   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                            STATEMENTS OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
                FOR THE PERIOD APRIL 30, 1997 (DATE OF INCEPTION)
                            THROUGH DECEMBER 31, 1997

                                                                          1998             1997
                                                                 -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net Income                                                 $       4,919    $       3,809
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Amortization                                                     300              125
          Depreciation                                                     752               77
                                                                 -------------    -------------

          NET CASH PROVIDED BY OPERATING ACTIVITIES                      5,971            4,011
                                                                 -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of mortgage license                                         --            (1,500)
      Purchase of property and equipment                                (2,215)          (1,542)
                                                                 -------------    -------------

          NET CASH USED IN INVESTING ACTIVITIES                         (2,215)          (3,042)
                                                                 -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES
          Stock issued for cash                                             --            5,022
                                                                 -------------    -------------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                         --            5,022
                                                                 -------------    -------------

NET INCREASE IN CASH                                                     3,756            5,991

CASH AT BEGINNING OF PERIOD                                              5,991               --
                                                                 -------------    -------------
CASH AT END OF PERIOD                                            $       9,747    $       5,991
                                                                 -------------    -------------
                                                                 -------------    -------------


   The accompanying notes are an integral part of these financial statements.

                                 CAPSOURCE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 1-ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         REPORTING ENTITY -- On April 30, 1997, CapSource, Inc. (the Company) was incorporated under the laws of the State of Nevada. The Company has elected S-Corporation status under the Internal Revenue Code. The Company is engaged in the business of mortgage services, specifically the origination and the buying and selling of mortgages, principally in the greater Las Vegas area.

         USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         ACCOUNTING POLICY -- Revenues and expenses are recognized on the accrual basis in accordance with generally accepted accounting principles.

         CASH EQUIVALENTS -- Cash equivalents include highly liquid short-term investments with original maturities of three months or less, readily convertible to known amounts of cash.

         PROPERTY AND EQUIPMENT -- Property and equipment are carried at cost and depreciated over five years using the straight-line method. Depreciation expense for 1998 and 1997 was $752 and $77, respectively.

         MORTGAGE LICENSE -- The mortgage license is recorded at its cost of $1,500 and is amortized over five years using the straight-line method. Amortization expense for 1998 and 1997 was $300 and $125, respectively.

         ADVERTISING -- The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense for the period April 30, 1997 (date of inception) through December 31, 1997, and for the year ended December 31, 1998 was $0 and $2,919, respectively.

         INCOME TAXES -- The Company is treated as an S-Corporation for income tax purposes. Elements of income and expense are passed through to the stockholders to be included in their personal income tax returns. Accordingly, no income tax effects are included in the financial statements.

         RECENT ACCOUNTING PRONOUNCEMENTS-- In June 1998, the Financial Accounting Standards Board (FASB) issued Financial Accounting Standards No. 130, REPORTING COMPREHENSIVE INCOME (FAS 130). FAS 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements. FAS 130 is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The adoption of this standard has no impact on the Company's results of operations, financial position or cash flows.

NOTE 2--LEASE COMMITMENTS

         During 1997, the Company rented its office space on a month-to-month basis. In 1998, the Company entered into a 12-month noncancellable lease. The minimum lease payment is $575 per month. On June 30, 1999, when this lease expires, the Company has the option to continue leasing its office space on a month-to-month basis. This lease is classified as an operating lease. The Company's future minimum obligation under this lease amounts to $3,450, payable in 1999.

         Rent expense for the period April 30, 1997 (date of inception) through December 31, 1997, and for the year ended December 31, 1998 was $3,388 and $6,962, respectively.

                             DEL MAR HOLDINGS, INC.



                                TABLE OF CONTENTS

                                                                          PAGE
Report of Independent Certified Public Accountants                          1

Financial Statements:

         Balance Sheet - December 31, 1998                                  2

         Statements of Operations for the Year Ended
            December 31, 1998 and for the Period from
            October 23, 1997 to December 31, 1997                           3

          Statements of Stockholders' Equity for the Year
            Ended December 31, 1998 and for the Period
            from October 23, 1997 to December 31, 1997                      4

         Statements of Cash Flows for the Year Ended
           December 31, 1998 and for the Period from
            October 23, 1997 to December 31, 1997                           5

Notes to Financial Statements                                               6


                             ---------------

                                  [LETTERHEAD]


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Stockholders
Del Mar Holdings, Inc.
Las Vegas, Nevada


We have audited the accompanying balance sheet of Del Mar Holdings, Inc. as of December 31, 1998 , and the related statements of operations, stockholders' equity, and cash flows for the year then ended and for the period from October 23, 1997 to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Del Mar Holdings, Inc. as of December 31, 1998, and the results of its operations and cash flows for the year then ended and for the period from October 23, 1997 to December 31, 1997 in conformity with generally accepted accounting principles.



                                            /s/ Hansen, Barnett & Maxwell
                                            -----------------------------
                                              HANSEN, BARNETT & MAXWELL
Salt Lake City, Utah
May 21, 1999

                             DEL MAR HOLDINGS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS
CURRENT ASSETS
      Cash                                                                        $       355,115
      Shareholder receivable                                                              535,646
      Other receivables                                                                    11,709
      Trust deed investments                                                            2,460,724
      Other current assets                                                                  3,038
                                                                                  ---------------

           TOTAL CURRENT ASSETS                                                         3,366,232
                                                                                  ---------------

FIXED ASSETS
      Furniture and equipment                                                              18,067
      Less accumulated depreciation                                                        (1,687)
                                                                                  ---------------

           TOTAL FIXED ASSETS                                                              16,380
                                                                                  ---------------

TOTAL ASSETS                                                                      $     3,382,612
                                                                                  ---------------
                                                                                  ---------------
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Accounts payable and accrued expenses                                       $       218,380
      Payable                                                                             350,000
      Short-term advance                                                                  100,000
                                                                                  ---------------

           TOTAL CURRENT LIABILITIES                                                      668,380
                                                                                  ---------------

COMMITMENTS AND CONTINGENCIES                                                                  --

STOCKHOLDERS' EQUITY
      Common stock - $.0001 par value, 3,000,000 authorized
         shares, 2,874,760 issued and outstanding shares                                      287
      Additional paid-in capital                                                        2,574,472
      Retained earnings                                                                   139,473
                                                                                  ---------------

           TOTAL STOCKHOLDERS' EQUITY                                                   2,714,232
                                                                                  ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $     3,382,612
                                                                                  ---------------
                                                                                  ---------------


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR HOLDINGS, INC.
                             STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
            FOR THE PERIOD FROM OCTOBER 23, 1997 TO DECEMBER 31, 1997

                                                                 1998             1997
                                                        -------------    -------------
REVENUES
      Management and referral fees                      $     301,353    $         --
      Interest                                                307,425              --
      Other                                                    15,000              --
                                                        -------------    -------------
                                                              623,778              --

GENERAL AND ADMINISTRATIVE EXPENSES                           480,243            4,062
                                                        -------------    -------------

NET INCOME/(LOSS)                                       $     143,535    $      (4,062)
                                                        -------------    -------------
                                                        -------------    -------------



   The accompanying notes are an integral part of these financial statements.

                             DEL MAR HOLDINGS, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              THE PERIOD FROM OCTOBER 23, 1997 TO DECEMBER 31, 1997


                                      COMMON STOCK
                                --------------------------                      RETAINED          TOTAL
                                NUMBER OF                        PAID-IN        EARNINGS/  STOCKHOLDERS'
                                SHARES            AMOUNT         CAPITAL        (DEFICIT)        EQUITY
                                ----------    -----------   -------------  -------------  ---------------
BALANCE - OCTOBER 23, 1997               --   $        --   $        --    $        --    $        --

Issuance of common stock
   for cash                          73,720             7       614,326             --        614,333

Net loss                                 --            --            --         (4,062)        (4,062)
                                -----------   -----------   -----------    -----------    -----------

BALANCE - DECEMBER 31, 1997          73,720             7       614,326         (4,062)       610,271

Issuance of common stock
   for cash                       2,801,040           280     2,210,786             --      2,211,066

Contributions by shareholders            --            --     2,675,112             --      2,675,112

Distributions to shareholders            --            --    (2,925,752)            --     (2,925,752)

Net income                               --            --            --        143,535        143,535
                                -----------   -----------   -----------    -----------    -----------

BALANCE - DECEMBER 31, 1998       2,874,760   $       287   $ 2,574,472    $   139,473    $ 2,714,232
                                -----------   -----------   -----------    -----------    -----------
                                -----------   -----------   -----------    -----------    -----------


    The accompanying notes are an integral part of these inancial statements.

                             DEL MAR HOLDINGS, INC.
                             STATEMENT OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              THE PERIOD FROM OCTOBER 23, 1997 TO DECEMBER 31, 1997


                                                                                         1998               1997
                                                                                -------------      -------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income/(loss)                                                         $     143,535      $      (4,062)
      Adjustment to reconcile net income to net cash
         provided by operating activities:
           Depreciation                                                                 1,687                --
           Interest and extension fee added to payable                                100,000                --
      Changes in current assets and current liabilities:
           Shareholder receivable                                                    (535,646)               --
           Due from affiliates                                                        465,000           (465,000)
           Other receivables                                                          (11,709)               --
           Other current assets                                                        (3,038)               --
           Accounts payable and accrued expenses                                      218,380                --
           Interest payable                                                            (3,491)             3,491
                                                                                -------------      -------------

           NET CASH PROVIDED BY OPERATING ACTIVITIES                                  374,718           (465,571)
                                                                                -------------      -------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Cash outlay for trust deed investments                                       (2,280,729)          (179,995)
      Purchase of furniture and equipment                                             (18,067)                --
                                                                                -------------      -------------

           NET CASH USED IN INVESTING ACTIVITIES                                   (2,298,796)          (179,995)
                                                                                -------------      -------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds from short-term advance                                                100,000                --
      Proceeds from issuance of promissory note                                           --             250,000
      Proceeds from issuance of common stock                                        2,211,066            614,333
      Contribution from shareholders                                                2,675,112                --
      Distributions to shareholders                                                (2,925,752)               --
      Proceeds from\(principal payment on) loan payable                              (280,000)           280,000
                                                                                -------------      -------------

           NET CASH PROVIDED BY FINANCING ACTIVITIES                                1,780,426          1,144,333
                                                                                -------------      -------------

NET INCREASE/(DECREASE) IN CASH                                                      (143,652)           498,767

CASH, BEGINNING BALANCE                                                               498,767                 --
                                                                                -------------      -------------

CASH, ENDING BALANCE                                                            $     355,115      $     498,767
                                                                                -------------      -------------
                                                                                -------------      -------------


   The accompanying notes are an integral part of these financial statements.

                             DEL MAR HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION--Del Mar Holdings, Inc. (the "Company") was incorporated in the State of Nevada in October 1997. The Company was formed to hold selected real estate mortgage assets and act as an investment vehicle in related real estate activities. The Company earns its principal revenues through interest on its real estate mortgage assets, fees for providing management services to a related party, and referral fees from loans originated outside the State of Nevada.

      USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures during the reporting period. Accordingly, actual results could differ from those estimates.

      REVENUE AND EXPENSE RECOGNITION -- The Company recognizes revenue and expense in the period earned and incurred.

      CASH -- The Company invests its cash in high quality financial institutions, which at times may be in excess of the Federal Deposit Insurance Corporation insurance limits.

      PROPERTY AND EQUIPMENT -- Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of depreciable assets, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

      INCOME TAXES--In accordance with provisions of Subchapter S of the Internal Revenue Code, the Company does not pay federal corporate income taxes on its taxable income, nor is it allowed a net operating loss deduction on a taxable loss. Instead, stockholders are liable for individual federal income taxes on the Company's taxable income or include the Company's net operating loss on the individual tax returns.

      FAIR VALUE OF FINANCIAL INSTRUMENTS -- The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities, approximate fair value because of the short-term maturity of these instruments.

      RECENT ACCOUNTING PRONOUNCEMENTS -- In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in the financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations, or cash flows.

NOTE 2-SHAREHOLDER RECEIVABLE

      As of December 31, 1998, the shareholder receivable balance of $535,646 represents amounts advanced to the Company's primary shareholder. This receivable is collateralized by the primary shareholder's stock in Sunderland Acquisition Corp. The outstanding balance bears no interest and is due on demand.

NOTE 3-TRUST DEED INVESTMENTS

      Trust deed investments are funds invested in promissory notes secured by real estate deeds of trust. These trust deed investments have maturities of one year or less with interest rates ranging from 12% to 14% payable monthly, with principal due at maturity.

NOTE 4-PAYABLE

      The payable totaling $350,000 at December 31, 1998, represents the negotiated settlement of a promissory note with an unrelated party. The note was issued in November, 1997 with an interest rate of 10% and a principal amount of $250,000. The unrelated party intended to participate in the Company's planned public offering. In lieu of participation in a potential public offering, the Company incurred a $25,000 interest expense and $75,000 loan extension fee. The $350,000 is due July, 1999.

NOTE 5-SHORT-TERM ADVANCE

      The short-term advance totaling $100,000 at December 31, 1998, represents a short-term, non-interest bearing advance due on demand. The advance was repaid in January 1999.

NOTE 6-COMMITMENTS AND CONTINGENCIES

      The Company is involved in various routine legal proceedings arising in the ordinary course of business. Management believes that these proceedings are without merit and will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

NOTE 7-SUBSEQUENT EVENT

      An agreement was reached on April 27, 1999 with Sunderland Acquisition Corp., a public filing company, whereby the public filing company acquired the Company's shareholder receivable, trust deed investments, and "other current assets" for 2,874,760 shares of common stock in the public filing company. In addition, the public filing company assumed the Company's $350,000 payable.

NOTE 8-RELATED PARTY TRANSACTIONS

      The Company has an arrangement with a related party wholly-owned by the Company's majority shareholder, whereby, the Company paid certain expenses, such as processing payroll and other operating activities on behalf of the related party. The related party subsequently reimbursed the Company for expenses paid in behalf of the related party. Reimbursements from the related party for the year ended December 31, 1998 totaled $3,008,542.

      On February 11, 1999, the State of Nevada, Department of Business and Industry, Financial Institutions Division (the Division), issued an order taking possession of a mortgage company wholly-owned by the Company's majority stockholder. The Company provides management services to the mortgage company. The Division alleged that certain violations of State statutes had occurred and established a conservator to oversee the mortgage company's operations. On February 16, 1999 the mortgage company filed a complaint against the Division resulting from its actions. Negotiations between the mortgage company and the Division were concluded on March 26, 1999 resulting in the dismissal of the order and the removal of the conservator.

         (b)      Pro forma Financial Information.

         Effective April 27, 1999, Sunderland Corporation completed concurrent transactions in which it acquired all of the outstanding capital stock of Capsource, Inc., a Nevada corporation ("CAPSOURCE"),and consummated the related acquisitions of certain assets of Del Mar Mortgage, Inc.,a Nevada corporation, ("DEL MAR MORTGAGE")and Del Mar Holdings, Inc., a Nevada corporation ("DEL MAR HOLDINGS"), in exchange for shares of common stock of Sunderland Corporation (collectively, the "TRANSACTIONS").

         The following statements set forth certain selected financial information for Sunderland Corporation, and the assets acquired from Capsource, Del Mar Mortgage, and Del Mar Holdings, on an unaudited pro forma consolidated basis giving effect to the Transactions as if the Transactions had become effective on December 31, 1998, in the case of the balance sheet information presented, and as if the Transactions had become effective at the beginning of the periods indicated, in the case of operations information presented.

         The unaudited pro forma condensed consolidated financial information set forth in the following tables is based on historical financial statements of Del Mar Mortgage, Capsource and Del Mar Holdings and the assumptions and adjustments described in the notes accompanying the same, is presented for information purposes only, and is not necessarily indicative of the consolidated financial position or results of operations that would have occurred had the transactions been consummated on December 31, 1998, or at the beginning of the periods indicated, or which may occur in the future.

         The unaudited pro forma consolidated financial data are based upon assumptions that Sunderland Corporation believes are reasonable and should be read in conjunction with the financial statements of Del Mar Mortgage, Capsource and Del Mar Holdings and the accompanying notes thereto, included elsewhere in this Form 8-KA.

                       SUNDERLAND CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                  FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                 Historical
                             -----------------------------------------------------------------------
                                                             Disaggregated Businesses                                  Pro Forma
                             Sunderland    ----------------------------------------------               Pro Forma    Consolidated
                             Corporation      DMM     Capsource       DMH        Total       Total     Adjustments     Balance
                             -----------   ---------- ---------   ----------   ----------  ----------  ------------- ------------
Current assets
  Cash                         $ 416       $  524,438   $ 9,747   $  355,115   $  889,300  $  889,716  $  (689,300) b  $      416
  Accounts receivable              -          401,526         -            -      401,526     401,526     (401,526) b           -
  Shareholder receivable           -                -         -      547,355      547,355     547,355      (11,709) b     535,646
  Trust deed investments           -        1,009,410         -    2,460,724    3,470,134   3,470,134   (1,009,410) b    2,480,724
  Deposits                         -                -         -        3,038        3,038       3,038                        3,038
  Dues from related party          -                -         -            -            -           -                            -
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
    Total current assets         416        1,935,374     9,747    3,368,232    5,311,353   5,311,769                    2,999,824

Property and equipment
  Furniture and equipment          -           58,119     3,757       18,067       79,942      79,942      (39,645) b       40,297
  Leasehold improvements           -            1,754         -            -        1,754       1,754                        1,754
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
                                   -           59,672     3,757       18,067       81,696      81,696                       42,051
Less accumulated depreciation      -           22,319       829        1,687       24,835      24,835       (2,516) b       22,319
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
   Net property and equipment      -           37,553     2,926       16,380       56,661      56,661                       19,732

Cost of mortgage license, net
  of amortization                  -                -     1,075            -        1,075       1,075        (1,075) b      35,576
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
   Total assets                $ 416       $1,972,927   $13,750   $3,382,612   $5,369,289  $5,369,705                  $ 3,055,132
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
                               -----       ----------   -------   ----------   ----------  ----------                  -----------

Current liabilities
  Accounts payable and
    accrued expenses           $   -       $   34,701   $     -   $  218,380   $  253,081  $  253,081  $   (253,081) b $         -
  Due to related party             -                -         -            -            -           -                            -
  Notes payable                    -                          -      450,000      450,000     450,000      (100,000) b     350,000
  Trust liabilities                -        1,431,032         -            -    1,431,032   1,431,032    (1,431,032) b           -
  Current portion of capital
   lease obligations               -            4,103         -            -        4,103       4,103        (4,103) b           -
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
    Total current liabilities      -        1,469,836         -      668,380    2,138,216   2,138,216                      350,000

Long-term portion capital
  lease obligations                -           13,718         -            -       13,718      13,718       (13,718) b           -
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
    Total liabilities              -        1,483,554         -      668,380    2,151,934   2,151,934                      350,000

Shareholders' equity
                                                                                                            (35,576) a
  Common stock                   500            2,500     5,022          287        7,809       6,309        (7,693) b         616
  Additional paid-in capital      75                -         -    2,574,472    2,574,472   2,574,547       129,969  b   2,074,516
  Retained earnings             (159)         466,873     8,728      139,473      635,074     634,915      (634,915) b           -
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
    Total stockholders' equity   416          489,373    13,750    2,714,232    3,217,355   3,217,771                    2,705,132
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
    Total liabilities and
     stockholders' equity      $416        $1,972,927   $13,750   $3,382,612   $5,369,289  $5,369,705                  $ 3,055,132
                               -----       ----------   -------   ----------   ----------  ----------                  -----------
                               -----       ----------   -------   ----------   ----------  ----------                  -----------

a  Capitalization of goodwill related to acquired customer lists.
b Assets not included in acquisition of Del Mar Mortgage, Inc., Capsource, Inc. and Del Mar Holdings, Inc.

                         SUNDERLAND CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1998

                                                        Historical
                                          ---------------------------------
                                             Sunderland           Acquired           Pro Forma
                                          Corporation, Inc.         Assets          Adjustments      Pro Forma
                                          -----------------       ----------        ------------     ---------
Revenues                                       $     -            $7,061,279                         $7,061,279

Cost of revenues                                     -               335,679                            335,679
                                               -------            ----------                         ----------

  Gross profit                                       -             6,725,600                          6,725,600

Advertising, general and administrative
  expenses
    Advertising                                      -               536,077                            536,077
    General and administrative expenses            159             4,115,813            11,859(a)     4,127,672
                                               -------            ----------                         ----------
      Total advertising, general and
        Administrative expenses                    159             4,651,890                          4,663,749
                                               -------            ----------                         ----------

Income from operations                            (159)            2,073,710                          2,061,851

Other income
  Interest income                                    -               646,698                            646,698
                                               -------            ----------                         ----------
    Total other income                               -               646,698                            646,698
                                               -------            ----------                         ----------

Income before provision for income taxes          (159)            2,720,408                          2,708,549

Provision for income taxes                           -                     -           920,907(b)       920,907
                                               -------            ----------                         ----------
Net income (loss)                               $ (159)           $2,720,408                         $1,787,642
                                               -------            ----------                         ----------
                                               -------            ----------                         ----------

(a) Amortization of goodwill related to acquired businesses calculated over a sixty month period.

(b) Provision for income taxes using a federal tax rate of 34%.

         (c)      Exhibits.

                   There is attached hereto the following exhibits:

EXHIBIT NO.        DESCRIPTION OF EXHIBITS.
-----------        ------------------------
     23.1     Consent of Accountants.

SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Sunderland Corporation

                                       By: /s/ Stephen J. Byrne

                                        --------------------------------------
                                       (Print name and title of signing officer)
                                        Stephen J. Byrne, President

                                       Dated: July 12, 1999